UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2016

Dr Pepper Snapple Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5301 Legacy Drive, Plano, Texas		75024
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-673-7300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 25, 2016, consistent with Section 141(k) of the Delaware General Corporation Law and in light of a recent ruling by the Delaware Chancery Court in a proceeding not involving Dr Pepper Snapple Group, Inc. (the "Company"), the Board of Directors of the Company (the "Board") has amended Article III, Section 9, of the Company’s Amended and Restated By-Laws to provide that directors may be removed in a manner consistent with Section 141(k) of the Delaware General Corporation Law, and amended Article VIII, Section 1 to remove references to Article III, Section 9. The foregoing description is qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.

The Board also proposed and declared advisable amendments to the Company’s Amended and Restated Certificate of Incorporation, as follows: to Article NINTH, paragraph (f) to provide that directors may be removed in a manner consistent with Section 141(k) of the Delaware General Corporation Law, to Article TWELFTH to remove references to Article III, Section 9 of the By-Laws, and to Article THIRTEENTH, to provide that it shall not apply to Article NINTH, paragraph (f).

In addition, the Board has approved a resolution directing the Company not to enforce the current Article NINTH, paragraph (f) in its Amended and Restated Certificate of Incorporation, such that the Board will comply with Section 141(k) of the Delaware General Corporation Law, and any director of the Company’s Board or the entire Board may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors.

The amendment to the By-Laws was effective as of January 25, 2016. The Board directed that the proposed amendment to the Amended and Restated Certificate of Incorporation be proposed for stockholder approval at the Company’s annual meeting of stockholders to be held on May 16, 2016.

A copy of the Amended and Restated By-Laws of the Company are filed as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2 -- Amended and Restated By-Laws of Dr Pepper Snapple Group, Inc. as of January 25, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dr Pepper Snapple Group, Inc.

January 25, 2016	By:	James L. Baldwin

Name: James L. Baldwin
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Amended and Restated By-Laws of Dr Pepper Snapple Group, Inc. as of January 25, 2016